Exhibit 10.14

SHAREHOLDER LOAN AGREEMENT

This Shareholder Loan Agreement (“Agreement”) is made and entered into on this [3 October 2022] by and between:

(1)	The Fifth Element 2014 Limited of registered office at 21/F, Sugar+, 25-31 Sugar St., Causeway Bay, Hong Kong (“Lender”); and

(2)	Xact Digital Limited of registered office at 21/F, Sugar+, 25-31 Sugar St., Causeway Bay, Hong Kong (“Borrower”).

WHEREAS:

1.	The Lender is a shareholder of the Borrower and has agreed to provide a loan to the Borrower on the terms and conditions set forth in this Agreement.

2.	The Borrower requires the loan for [supporting the business operation].

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

1. Loan Amount and Disbursement

1.1 The Lender agrees to lend the Borrower the principal sum of HKD900,000.(“Loan”).

1.2 The Loan shall be disbursed to the Borrower on [31 December 2025] via [bank transfer.].

2. Interest Rate

2.1 0% P.A. interest will apply to this loan.

3. Repayment Terms

Both Parties agree that the Lender may demand the repayment of the Loan and any accrued interest (if applicable) by giving [1] month notice in writing to the borrower.

4. Security

4.1 The Loan is unsecured.

5. Default

5.1 In the event that the Borrower fails to make any payment when due or breaches any other term of this Agreement, the Lender may declare the Loan immediately due and payable, together with any accrued interest (if applicable).

5.2 The Lender shall have the right to take any action it deems necessary to recover the Loan, including but not limited to legal proceedings.

6. Governing Law

6.1 This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

9. Miscellaneous

9.1 Entire Agreement. This Agreement constitutes the entire understanding between the parties and supersedes all prior discussions, agreements, or understandings of any kind.

9.2 Amendments. No amendment to this Agreement shall be effective unless made in writing and signed by both parties.

9.3 Notices. Any notice required or permitted under this Agreement shall be in writing and shall be deemed given when delivered in person or sent by registered mail to the addresses of the parties set forth above.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

[Signature]
For and on behalf of
The Fifth Element 2014 Limited
Lender

[Signature]
For and on behalf of
Xact Digital Limited
Borrower